UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2012

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1880 S. Dairy Ashford, Suite 300 Houston, Texas 77077-4760

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 674-0100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2012, RigNet, Inc. (the “Company”) announced that Hector Maytorena, the Company’s current Vice President and General Manager-Western Hemisphere, will take over as the Company’s Vice President and General Manager- Eastern Hemisphere effective April 1, 2012 from Lars Elliasen who will be transitioning out of the Company at that time. The Company’s press release announcing this transition is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01—Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated January 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

By:	/s/ MARTIN L. JIMMERSON, JR.
Martin L. Jimmerson, Jr.
Chief Financial Officer

Dated: January 31, 2012

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release dated January 31, 2012.

4